                                                                    EXHIBIT 99.1

[INTERVOICE LOGO]                                                   NEWS RELEASE

CONTACTS
Intervoice, Inc.
Rob-Roy J. Graham
Chief Financial Officer
+1 (972) 454-8712

49-02
                   INTERVOICE ANNOUNCES THIRD QUARTER RESULTS

                 Conference call on December 19 at 4:00 p.m. CST

DALLAS, TEXAS -- DECEMBER 19, 2002 -- Intervoice, Inc. (Nasdaq:INTV), announced today that sales during the third quarter of its fiscal 2003, which ended November 30, 2002, were $43.9 million. Sales during the quarter included $2.9 million relating to services performed in prior periods for an international managed services customer for which the Company recognizes revenue on a cash basis. Earnings before interest, taxes, depreciation and amortization (EBITDA) was $5.9 million, or $0.17 per share, when adjusted for $4.9 million of restructuring charges ($3.2 million of which were non-cash), including previously announced severance and debt reduction expenses, and inventory write-downs. EBITDA, before adjustments, included a reduction in the Company's bad debt reserve of approximately $1.1 million. The Company's net loss during the quarter, including restructuring charges and an increase of $2.7 million to the Company's tax provision associated with a previously disclosed tax matter, was $7.8 million or $0.23 per share.

"We had a very good quarter with an adjusted EBITDA of 13.5% of sales," said David Brandenburg, the Company's Chairman and CEO. "I am pleased with the renewed activity we are seeing with our enterprise customers as we continue to focus on diversifying and expanding our pipeline of sales opportunities."

"We met or exceeded all of the financial covenants in our current debt agreement," said Rob Graham, the Company's CFO. "We also experienced good cash flow during the quarter. While our cash balances from last quarter declined approximately $3.7 million, $3.0 million was used to pay down and restructure our debt. The remainder of our cash reduction during the quarter came from funding operational restructuring actions taken in this and in previous quarters. At quarter end, our receivables days sales outstanding (DSOs) declined to 67 days, and we reduced gross inventories by $5.4 million."

The Company has scheduled a conference call for Thursday, December 19 at 4:00 p.m. Central Standard Time to discuss its third quarter results and its outlook for the future. To participate in the call, dial 719-867-0640, confirmation code 540273. A replay of the call will be available at the Company's web site: www.intervoice.com.

This press release contains forward-looking statements which are based on Company management's current beliefs. Readers are cautioned to read the risks and uncertainties described in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties could cause actual results to vary materially from the forward-looking statements in this press release.

ABOUT INTERVOICE

With more than 21,000 systems deployed around the globe, Intervoice is a world leader in converged voice and data solutions providing the applications, tools and infrastructure that enable enterprises and carriers to attract and retain customers and promote profitability. Omvia(TM), Intervoice's open, standards-based product suite, is transforming the way people and information connect. Omvia offers speech-enabled IVRs and applications, multimedia and network-grade portals, wireless application gateways, and enhanced network services, such as unified messaging, short messaging services (SMS), voicemail, prepaid services and interactive alerts. Intervoice is headquartered in Dallas with offices in Europe, the Middle East, South America, and Asia Pacific. For more information, visit www.intervoice.com.


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                                INTERVOICE, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                 (In Thousands, Except Share and Per Share Data)
ASSETS                                                            November 30, 2002           February 28, 2002
------                                                            -----------------           -----------------
                                                                    (Unaudited)
Current Assets
     Cash and cash equivalents                                    $          16,478           $          17,646
     Trade accounts receivable, net of allowance for
         doubtful accounts of $2,442 in fiscal 2003 and
         $3,492 in fiscal 2002                                               32,797                      40,783
     Inventory                                                                9,943                      27,524
     Prepaid expenses and other current assets                                6,116                       6,152
     Deferred income taxes                                                    1,578                         819
                                                                  -----------------           -----------------
                                                                             66,912                      92,924
                                                                  -----------------           -----------------
Property and Equipment
     Building                                                                16,703                      19,530
     Computer equipment and software                                         31,469                      30,379
     Furniture, fixtures and other                                            2,064                       2,328
     Service equipment                                                        9,214                       7,902
                                                                  -----------------           -----------------
                                                                             59,450                      60,139
     Less allowance for depreciation                                         38,439                      33,787
                                                                  -----------------           -----------------
                                                                             21,011                      26,352
Other Assets
     Intangible assets, net of amortization of $30,399 in
         fiscal 2003 and $31,752 in fiscal 2002                              27,854                      37,439
     Goodwill, net of accumulated amortization of
         $7,672 in fiscal 2002                                                3,401                      16,500
     Other assets                                                             2,185                       2,153
                                                                  -----------------           -----------------
                                                                  $         121,363           $         175,368
                                                                  =================           =================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
     Accounts payable                                             $          15,528           $          22,661
     Accrued expenses                                                        20,724                      14,988
     Customer deposits                                                        7,719                       5,963
     Deferred income                                                         21,953                      24,426
     Current portion of long term borrowings                                  3,333                       6,000
                                                                  -----------------           -----------------
                                                                             69,257                      74,038
Long term borrowings, net of current portion                                 18,611                      23,980
Other long term liabilities                                                   1,134                       1,916

Stockholders' Equity
     Preferred Stock, $100 par value--2,000,000
         shares authorized: none issued
     Common Stock, no par value, at nominal
         assigned value--62,000,000 shares
         authorized: 34,077,307 issued and
         outstanding in fiscal 2003, 34,029,180
         issued and outstanding in fiscal 2002                                   17                          17
     Additional capital                                                      65,082                      61,725
     Retained earnings (accumulated deficit)                                (28,956)                     19,618
     Accumulated other comprehensive loss                                    (3,782)                     (5,926)
                                                                  -----------------           -----------------
         Stockholders' equity                                                32,361                      75,434
                                                                  -----------------           -----------------
                                                                  $         121,363           $         175,368
                                                                  =================           =================


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                                INTERVOICE, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                            (In Thousands, Except Per Share Data)
                                                       Three Months Ended             Nine Months Ended
                                                  ----------------------------    ----------------------------
                                                  November 30,    November 30,    November 30,    November 30,
                                                      2002            2001            2002            2001
                                                  ------------    ------------    ------------    ------------
Sales
     Systems                                      $     23,679    $     36,777    $     63,219    $    117,673
     Services                                           20,271          21,276          54,760          66,374
                                                  ------------    ------------    ------------    ------------
                                                        43,950          58,053         117,979         184,047
                                                  ------------    ------------    ------------    ------------
Cost of goods sold
     Systems                                            15,488          18,761          48,706          58,190
     Services                                            6,725           8,760          21,020          28,550
                                                  ------------    ------------    ------------    ------------
                                                        22,213          27,521          69,726          86,740
                                                  ------------    ------------    ------------    ------------
Gross margin
     Systems                                             8,191          18,016          14,513          59,483
     Services                                           13,546          12,516          33,740          37,824
                                                  ------------    ------------    ------------    ------------
                                                        21,737          30,532          48,253          97,307

Research and development expenses                        5,020           6,938          17,544          21,561
Selling, general and administrative expenses            15,787          18,964          51,880          57,498
Amortization of goodwill and acquisition
     related intangible assets                           1,775           3,359           5,325          10,147
                                                  ------------    ------------    ------------    ------------

Income (loss) from operations                             (845)          1,271         (26,496)          8,101

Other income (expense)                                     (89)            137            (858)          1,094
Interest expense                                          (774)         (1,355)         (3,792)         (3,919)
Loss on early extinguishment of debt                    (1,868)             --          (1,868)             --
                                                  ------------    ------------    ------------    ------------
Income (loss) before taxes and the cumulative
     effect of a change in accounting principle         (3,576)             53         (33,014)          5,276
Income taxes (benefit)                                   4,256              21            (231)          2,111
                                                  ------------    ------------    ------------    ------------

Income (loss) before the cumulative effect
     of a change in accounting principle                (7,832)             32         (32,783)          3,165
Cumulative effect on prior years of a
     change in accounting principle                         --              --         (15,791)             --
                                                  ------------    ------------    ------------    ------------

Net income (loss)                                 $     (7,832)   $         32    $    (48,574)   $      3,165
                                                  ============    ============    ============    ============

Per Basic Share:
Income (loss) before the cumulative effect of
     a change in accounting principle             $      (0.23)   $       0.00    $      (0.96)   $       0.09
Cumulative effect on prior years of
     a change in accounting principle                       --              --           (0.47)             --
                                                  ------------    ------------    ------------    ------------
Net income (loss)                                 $      (0.23)   $       0.00    $      (1.43)   $       0.09
                                                  ============    ============    ============    ============

Per Diluted Share:
Income (loss) before the cumulative effect of
     a change in accounting principle             $      (0.23)   $       0.00    $      (0.96)   $       0.09
Cumulative effect on prior years of
     a change in accounting principle                       --              --            (.47)             --
                                                  ------------    ------------    ------------    ------------
Net income (loss)                                 $      (0.23)   $       0.00    $      (1.43)   $       0.09
                                                  ============    ============    ============    ============


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                                INTERVOICE, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                             (In Thousands)
                                                             Three Months Ended              Nine Months Ended
                                                        ----------------------------    ----------------------------
                                                        November 30,    November 30,    November 30,    November 30,
                                                            2002            2001            2002            2001
                                                        ------------    ------------    ------------    ------------
Operating Activities
     Income (loss) before the cumulative effect of a
         change in accounting principle                 $     (7,832)   $         32    $    (32,783)   $      3,165
     Adjustments to reconcile income (loss)
         before the cumulative effect of a change
         in accounting principle to net cash provided
         by operating activities:
     Depreciation and amortization                             3,841           6,310          12,307          19,599
     Other changes in operating activities                     3,634          (6,385)         30,251         (11,797)
                                                        ------------    ------------    ------------    ------------
Net cash provided by (used in) operating activities             (357)            (43)          9,775          10,967

Investing Activities
     Purchases of property and equipment                        (369)         (1,511)         (2,817)         (4,678)
     Proceeds from sale of assets                                 11             (81)          1,863             (81)
                                                        ------------    ------------    ------------    ------------
Net cash used in investing activities                           (358)         (1,592)           (954)         (4,759)

Financing Activities
     Paydown of debt                                         (12,056)         (5,045)        (42,036)        (14,612)
     Debt issuance costs                                        (497)             --          (2,515)             --
     Premium on debt extinguishment                             (470)             --            (470)             --
     Borrowings                                               10,000              --          34,000              --
     Exercise of stock options                                    --           2,199             130           4,316
                                                        ------------    ------------    ------------    ------------
Net cash used in financing activities                         (3,023)         (2,846)        (10,891)        (10,296)

Effect of exchange rates on cash                                  85             (58)            902             (62)
                                                        ------------    ------------    ------------    ------------

Decrease in cash and cash equivalents                         (3,653)         (4,539)         (1,168)         (4,150)

Cash and cash equivalents, beginning of period                20,131          16,290          17,646          15,901
                                                        ------------    ------------    ------------    ------------

Cash and cash equivalents, end of period                $     16,478    $     11,751    $     16,478    $     11,751
                                                        ============    ============    ============    ============


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                                Intervoice, Inc.
                  Reconciliation of Net Loss to Adjusted EBITDA
                     For the Quarter Ended November 30, 2002

                                              ($000s)       Per Share
                                             --------       ---------
Net loss                                     $ (7,832)      $   (0.23)
Add back EBITDA elements
     Interest                                     774            0.02
     Taxes                                      4,256            0.12
     Depreciation and amortization              3,841            0.11
                                             --------       ---------
EBITDA                                          1,039            0.03
Add back proforma adjustments                   4,888            0.14
                                             --------       ---------
Adjusted EBITDA                              $  5,927       $    0.17
                                             ========       =========


Diluted shares used in per share calculation:        34,241

                                                                     Other
Recap of Proforma Adjustments              COGS     R&D      SG&A   Expenses  Total
-----------------------------             ------   ------   ------  --------  ------
Severance payments and related benefits   $  363   $   25   $  792   $   --   $1,180

Write down of excess inventories           1,840       --       --       --    1,840

Loss on early extinguishment of debt          --       --       --    1,868    1,868
                                          ------   ------   ------   ------   ------

Total                                     $2,203   $   25   $  792   $1,868   $4,888
                                          ======   ======   ======   ======   ======